Exhibit 99.1

For Immediate Release

LCNB CORP. AGREES TO PURCHASE THE STOCK OF
EATON NATIONAL BANK & TRUST CO.

LEBANON, Ohio (October 28, 2013) – LCNB Corp. (Nasdaq-Capital Market: LCNB), the holding company for LCNB National Bank, announced today that they and Colonial Banc Corp. (“CBC”), the holding company for Eaton National Bank & Trust Co. of Eaton, Ohio (“Eaton National”), have signed a definitive stock purchase agreement whereby LCNB will purchase 100% of the outstanding stock of Eaton National from CBC, in an all cash transaction. The aggregate purchase price will be $24.75 million. Upon the consummation of the transaction, Eaton National will be merged into LCNB National Bank. At that time, Eaton National offices will become branches of LCNB National Bank. Eaton National operates five full-service branches in Preble County, Ohio and has approximately $191 million in assets and $168 million in deposits.

Under the terms of the agreement, LCNB will pay Eaton National’s sole shareholder, CBC, cash for all shares of Eaton National. The parties to the transaction will jointly elect 338(h)(10) tax treatment which treats the transaction as an asset sale for tax purposes. The transaction is expected to close in the first quarter of 2014, subject to receipt of CBC shareholder approval, customary regulatory approvals and the completion of a $25 million capital raise by LCNB.

When the transaction is completed, LCNB will have approximately $1.13 billion in assets, $976 million in deposits and 36 branch offices in southwestern and south central Ohio. The acquisition enables LCNB to expand into the Preble County, Ohio market. The purchase excludes approximately $10.3 million in Florida loans and approximately $2.2 million in other assets that will be sold back to CBC at par as detailed in the stock purchase agreement. LCNB assumed a gross credit mark of $9.8 million for the remaining loan portfolio of Eaton National, and expects to realize 25% cost savings on Eaton National’s non-interest expenses. Excluding one-time acquisition expenses of $0.9 million after tax, the transaction is expected to be 5% to 7% accretive to LCNB’s earnings in 2014 and beyond, and 1% dilutive to tangible book value per share at close, including a $25 million common equity raise based on LCNB’s stock price of $20.20 as of October 23, 2013. On a pro-forma basis, LCNB’s capital will exceed “well-capitalized” thresholds under all regulatory definitions.

Stephen P. Wilson, Chairman and CEO of LCNB Corp., stated, “We are very pleased to be expanding into the Preble County market with this transaction. Eaton National is well respected and its team has done an excellent job in building the bank to its current position. Now, as part of LCNB, we believe that we will be able to broaden our reach in serving consumers and businesses in this new market and adjacent markets.” Steve Foster, President of LCNB National Bank, added, "LCNB's success, like Eaton National's, has been built on providing excellent customer service." He continued, "We are confident that we can now provide to Eaton National’s customers the same products and services as the region's larger banks, but we deliver them with a community bank's level of personal service."

LCNB is being advised by FBR Capital Markets & Co. and Dinsmore & Shohl LLP.

In connection with the announcement of the acquisition, LCNB has also concurrently commenced an underwritten public offering of $25 million of its voting common stock. FBR Capital Markets & Co. is acting as the sole underwriter for the offering. LCNB expects to grant the underwriters a 30-day option to purchase up to an additional 15% of the shares of voting common stock sold, solely to cover over-allotments, if any. The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering. The proceeds from the offering will be used for the acquisition and other general corporate purposes. A shelf registration statement relating to the public offering of the common stock was previously filed with the SEC and is effective. A preliminary prospectus supplement related to the offering has been filed with the SEC and is located on the SEC website located at www.sec.gov. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from FBR Capital Markets & Co., Prospectus Department, 1001 19th Street North, Arlington, VA 22209, (703) 312-9726 or prospectuses@fbr.com.

LCNB Corp. is a financial holding company headquartered in Lebanon, Ohio. Through its subsidiary, LCNB National Bank (the “Bank”), LCNB is engaged in the commercial banking business. The Bank was founded in 1877. The Bank operates from its main office and 30 branch offices (as well as 37 ATMs) in Montgomery, Warren, Butler, Clinton, Clermont, Hamilton, Fayette, and Ross Counties, Ohio, which are among the most appealing areas from a demographic standpoint in Ohio. Additional information on LCNB may be found on its website: www.lcnb.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities of LCNB, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

This press release contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Words or phrases such as “expect,” “believe,” “intend,” “plan,” “estimate,” “may,” “should,” “will likely result,” “will continue,” “is anticipated,” “estimate,” “project” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to and involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those indicated in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in forward looking statements: (1) the businesses of LCNB National Bank and Eaton National may not be combined successfully or such combination may take longer to accomplish than expected; (2) the cost savings from the transaction may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the transaction, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the transaction may not be obtained, or adverse regulatory conditions may be imposed in connection with the governmental approvals of the transaction; (5) the shareholders of CBC may fail to approve the transaction; (6) changes in general economic conditions, could affect the volume of loan originations, deposit flows and real estate values, credit quality trends; (7) changes in laws, regulations or policies by government or regulatory agencies could affect the banking industry, (8) fluctuations in interest rates could affect the banking industry, (9) change in the demand for loans in the market areas that LCNB National Bank and Eaton National conduct their respective business could affect profitability, and (10) competition from other financial services companies in LCNB National Bank’s and Eaton National’s markets could increase. These statements include, but are not limited to, statements about LCNB’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. LCNB cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. LCNB undertakes no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.